Exhibit 99.1

Altair Announces Fourth Quarter and Full Year 2022 Financial Results

Altair Achieves Record-High Revenue for 2022 and Outperforms Guidance Measures

TROY, Mich. – February 23, 2023 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence, today released its financial results for the fourth quarter and full year ended December 31, 2022.

“Altair had an outstanding fourth quarter, achieving record high software revenue, and showing exceptional momentum for the full year,” said James Scapa, founder, chairman and chief executive officer of Altair. “This performance is clearly well above expectations, and I am extremely proud of Altair's global team for their exceptional achievements.”

“The fourth quarter was very strong, capping one of the most successful years in our long history,” said Matt Brown, chief financial officer of Altair. “We ended 2022 with record high annual revenue and exceeded our profit expectations. We’ve been successful in our disciplined approach to spending and expect to carry that approach into 2023, as we remain committed to exiting the year with 20% EBITDA margin, while continuing to add 200 to 300 basis points of margin per year into the future.”

Fourth Quarter 2022 Financial Highlights

•
Software product revenue was $145.0 million compared to $122.4 million for the fourth quarter of 2021, an increase of 18.5% in reported currency and 25.5% in constant currency
•
Total revenue was $160.4 million compared to $140.8 million for the fourth quarter of 2021, an increase of 13.9% in reported currency and an increase of 20.6% in constant currency
•
Net income was $12.1 million compared to a net loss of $(1.4) million for the fourth quarter of 2021. Diluted net income per share was $0.14 based on 87.5 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.02) for the fourth quarter of 2021, based on 79.0 million diluted weighted average common shares outstanding. Net income margin was 7.5% compared to a net loss margin of -1.0% for the fourth quarter of 2021
•
Non-GAAP net income was $27.5 million, compared to non-GAAP net income of $16.4 million for the fourth quarter of 2021, an increase of 67.5%. Non-GAAP diluted net income per share was $0.31 based on 87.5 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.19 for the fourth quarter of 2021, based on 84.6 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $38.7 million compared to $24.0 million for the fourth quarter of 2021, an increase of 61.7%. Adjusted EBITDA margin was 24.1% compared to 17.0% for the fourth quarter of 2021
•
Cash provided by operating activities was $13.0 million, compared to $6.0 million for the fourth quarter of 2021
•
Free cash flow was $10.1 million, compared to $5.0 million for the fourth quarter of 2021.

Full Year 2022 Financial Highlights

•
Software product revenue was $506.5 million compared to $453.7 million for the full year of 2021, an increase of 11.6% in reported currency and 17.6% in constant currency
•
Total revenue was $572.2 million compared to $532.2 million for the full year of 2021, an increase of 7.5% in reported currency and an increase of 13.1% in constant currency
•
Net loss was $(43.4) million compared to $(8.8) million for the full year of 2021. Diluted net loss per share was $(0.55) based on 79.5 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.12) for the full year of 2021, based on 76.2 million diluted weighted average common shares outstanding. Net loss margin was -7.6% compared to -1.7% for the full year of 2021
•
Non-GAAP net income was $75.6 million, compared to non-GAAP net income of $57.6 million for the full year of 2021, an increase of 31.2%. Non-GAAP diluted net income per share was $0.89 based on 85.4 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.71 for the full year of 2021, based on 81.2 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $108.6 million compared to $85.3 million for the full year of 2021, an increase of 27.4%. Adjusted EBITDA margin was 19.0% compared to 16.0% for the full year of 2021

•
Cash provided by operating activities was $39.6 million, compared to $61.6 million for the full year of 2021
•
Free cash flow was $29.9 million, compared to $53.8 million for the full year of 2021.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the first quarter and full year 2023:

(in millions, except %)	First Quarter 2023			Full Year 2023
Software Product Revenue	$139.0	to	$142.0	$550.0	to	$560.0
Growth Rate	-1.3%		0.8%	8.6%		10.6%
Growth Rate - Constant Currency	3.7%		5.9%	9.5%		11.4%
Total Revenue	$155.0		$158.0	$613.0		$623.0
Growth Rate	-3.0%		-1.1%	7.1%		8.9%
Growth Rate - Constant Currency	2.0%		3.9%	8.0%		9.7%
Net (Loss) Income	$(0.4)		$1.5	$(16.4)		$(6.7)
Non-GAAP Net Income	$24.2		$25.7	$85.4		$92.8
Adjusted EBITDA	$34.0		$36.0	$120.0		$130.0
Net Cash Provided by Operating Activities				$118.0		$126.0
Free Cash Flow				$108.0		$116.0

Conference Call Information

What: Altair’s Fourth Quarter and Full Year 2022 Financial Results Conference Call
When: Thursday, February 23, 2023

Time: 5 p.m. ET
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares as defined starting with Q1 2022, includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position. All periods presented will be adjusted to align with this new definition.

Billings consists of our total revenue plus the change in our deferred revenue, excluding deferred revenue from acquisitions.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense, restructuring expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the first quarter and full year 2023, our statements regarding our expectations for 2023 and impacts on margin in future years, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

dls@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	December 31,
(in thousands)	2022	2021
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$316,146	$413,743
Accounts receivable, net	170,279	137,561
Income tax receivable	11,259	9,388
Prepaid expenses and other current assets	29,142	27,529
Total current assets	526,826	588,221
Property and equipment, net	37,517	40,478
Operating lease right of use assets	33,601	28,494
Goodwill	449,048	370,178
Other intangible assets, net	107,609	99,057
Deferred tax assets	9,727	8,495
Other long-term assets	40,410	28,352
TOTAL ASSETS	$1,204,738	$1,163,275
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$10,434	$6,647
Accrued compensation and benefits	42,456	42,307
Current portion of operating lease liabilities	10,396	9,933
Other accrued expenses and current liabilities	56,371	122,226
Deferred revenue	113,081	93,160
Convertible senior notes, net	—	199,705
Total current liabilities	232,738	473,978
Convertible senior notes, net	305,604	—
Operating lease liabilities, net of current portion	24,065	19,550
Deferred revenue, non-current	31,379	12,872
Other long-term liabilities	41,216	42,894
TOTAL LIABILITIES	635,002	549,294
Commitments and contingencies
MEZZANINE EQUITY	—	784
STOCKHOLDERS’ EQUITY
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued or outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 52,277 and 51,524 shares as of December 31, 2022 and 2021, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 27,745 shares as of December 31, 2022 and 2021	3	3
Additional paid-in capital	721,307	724,226
Accumulated deficit	(121,577)	(102,087)
Accumulated other comprehensive loss	(30,002)	(8,950)
TOTAL STOCKHOLDERS’ EQUITY	569,736	613,197
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$1,204,738	$1,163,275

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except per share data)	2022	2021	2022	2021
Revenue
License	$107,418	$94,178	$363,520	$324,808
Maintenance and other services	37,535	28,180	142,988	128,938
Total software	144,953	122,358	506,508	453,746
Software related services	7,518	8,594	30,661	31,823
Total software and related services	152,471	130,952	537,169	485,569
Client engineering services	6,469	8,277	28,883	39,282
Other	1,493	1,568	6,169	7,328
Total revenue	160,433	140,797	572,221	532,179
Cost of revenue
License	9,111	6,223	20,497	19,929
Maintenance and other services	13,318	12,494	51,946	47,862
Total software *	22,429	18,717	72,443	67,791
Software related services	5,119	5,645	21,858	23,205
Total software and related services	27,548	24,362	94,301	90,996
Client engineering services	5,187	6,547	23,577	31,710
Other	1,119	1,888	5,011	6,960
Total cost of revenue	33,854	32,797	122,889	129,666
Gross profit	126,579	108,000	449,332	402,513
Operating expenses:
Research and development *	47,511	38,177	185,863	151,049
Sales and marketing *	41,203	38,182	155,245	132,750
General and administrative *	24,993	23,517	97,606	91,500
Amortization of intangible assets	8,828	4,433	27,510	18,357
Other operating income, net	(572)	(956)	(9,955)	(3,482)
Total operating expenses	121,963	103,353	456,269	390,174
Operating income (loss)	4,616	4,647	(6,937)	12,339
Interest expense	1,526	3,067	4,377	12,065
Other (income) loss, net	(9,183)	(1,105)	16,899	562
Income (loss) before income taxes	12,273	2,685	(28,213)	(288)
Income tax expense	208	4,082	15,216	8,506
Net income (loss)	$12,065	$(1,397)	$(43,429)	$(8,794)
Income (loss) per share:
Net income (loss) per share attributable to common stockholders, basic	$0.15	$(0.02)	$(0.55)	$(0.12)
Net income (loss) per share attributable to common stockholders, diluted	$0.14	$(0.02)	$(0.55)	$(0.12)
Weighted average shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, basic	80,266	79,008	79,472	76,179
Weighted average number of shares used in computing net income (loss) per share, diluted	87,498	79,008	79,472	76,179

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Cost of revenue-software	$2,086	$1,828	$8,351	$5,619
Research and development	9,670	5,338	36,250	16,561
Sales and marketing	7,865	4,244	30,370	15,044
General and administrative	2,642	1,910	9,816	7,325
Total stock-based compensation expense	$22,263	$13,320	$84,787	$44,549

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Employee stock-based compensation plans	$15,933	$11,792	$59,555	$40,801
Post combination expense in connection with acquisitions	6,330	1,528	25,232	3,748
Total stock-based compensation expense	$22,263	$13,320	$84,787	$44,549

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Year Ended December 31,
(in thousands)	2022	2021
OPERATING ACTIVITIES:
Net loss	$(43,429)	$(8,794)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	35,504	25,644
Amortization of debt discount and issuance costs	1,792	11,428
Stock-based compensation expense	84,787	44,549
Deferred income taxes	(4,164)	(1,502)
Gain on mark-to-market adjustment of contingent consideration	(7,153)	—
Expense on repurchase of convertible senior notes	16,621	—
Other, net	387	1,271
Changes in assets and liabilities:
Accounts receivable	(34,175)	(15,645)
Prepaid expenses and other current assets	1,014	(9,026)
Other long-term assets	2,852	(6,682)
Accounts payable	3,771	(3,857)
Accrued compensation and benefits	280	7,761
Other accrued expenses and current liabilities	(59,463)	6,365
Deferred revenue	40,946	10,111
Net cash provided by operating activities	39,570	61,623
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(134,541)	(53,983)
Capital expenditures	(9,648)	(7,849)
Other investing activities, net	(10,322)	(650)
Net cash used in investing activities	(154,511)	(62,482)
FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of underwriters' discounts and commissions	224,265	—
Repurchase of convertible senior notes	(192,422)	—
Repurchase and retirement of common stock	(19,659)	—
Proceeds from employee stock purchase plan contributions	8,976	4,222
Proceeds from the exercise of common stock options	3,577	2,262
Payments for issuance costs of convertible senior notes	(1,523)	—
Proceeds from private placement of common stock	—	200,000
Payments on revolving commitment	—	(30,000)
Other financing activities	(233)	(537)
Net cash provided by financing activities	22,981	175,947
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,094)	(2,623)
Net (decrease) increase in cash, cash equivalents and restricted cash	(97,054)	172,465
Cash, cash equivalents and restricted cash at beginning of year	414,012	241,547
Cash, cash equivalents and restricted cash at end of period	$316,958	$414,012

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net income (loss) and net income (loss) per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2022	2021	2022	2021
Net income (loss)	$12,065	$(1,397)	$(43,429)	$(8,794)
Stock-based compensation expense	22,263	13,320	84,787	44,549
Amortization of intangible assets	8,828	4,433	27,510	18,357
Non-cash interest expense	467	2,915	1,806	11,428
Restructuring expense	—	99	—	5,053
Impact of non-GAAP tax rate(1)	(9,468)	(1,696)	(11,346)	(11,740)
Special adjustments and other (2)	(6,614)	(1,229)	16,272	(1,229)
Non-GAAP net income	$27,541	$16,445	$75,600	$57,624

Net income (loss) per share, diluted	$0.14	$(0.02)	$(0.55)	$(0.12)
Non-GAAP net income per share, diluted	$0.31	$0.19	$0.89	$0.71

GAAP diluted shares outstanding:	87,498	79,008	79,472	76,179
Non-GAAP diluted shares outstanding:(3)	87,498	84,604	85,392	81,159
(1)
The Company uses a non-GAAP effective tax rate of 26%.
(2)
The three months ended December 31, 2022, includes $6.9 million currency gains on acquisition-related intercompany loans and a $0.3 million loss from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The twelve months ended December 31, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $6.8 million currency losses on acquisition-related intercompany loans, and a $7.2 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.
(3)
The Non-GAAP diluted shares outstanding for the three and twelve months ended December 31, 2021, has been changed to align with the current definition.

The following table provides a reconciliation of Adjusted EBITDA to net income (loss), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Net income (loss)	$12,065	$(1,397)	$(43,429)	$(8,794)
Income tax expense	208	4,082	15,216	8,506
Stock-based compensation expense	22,263	13,320	84,787	44,549
Interest expense	1,526	3,067	4,377	12,065
Depreciation and amortization	11,412	6,289	35,504	25,644
Restructuring expense	—	99	—	5,053
Special adjustments, interest income and other (1)	(8,733)	(1,495)	12,145	(1,770)
Adjusted EBITDA	$38,741	$23,965	$108,600	$85,253
(1)
The three months ended December 31, 2022, includes $6.9 million currency gains on acquisition-related intercompany loans, a $0.3 million loss from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $2.1 million of interest income. The twelve months ended December 31, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $6.8 million currency losses on acquisition-related intercompany loans, a $7.2 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $4.1 million of interest income.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Net cash provided by operating activities(1)	$13,036	$6,029	$39,570	$61,623
Capital expenditures	(2,927)	(1,038)	(9,648)	(7,849)
Free Cash Flow(1)	$10,109	$4,991	$29,922	$53,774
(1)
The twelve months ended December 31, 2022, includes a $65.9 million payment in January 2022 for a damages judgement assumed as part of an acquisition in December 2021.

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure, and a comparison of Non-GAAP gross margin (Non-GAAP gross profit as a percentage of total revenue) to gross profit margin (gross profit as a percentage of total revenue) the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Gross profit	$126,579	$108,000	$449,332	$402,513
Stock-based compensation expense	2,086	1,828	8,351	5,619
Restructuring expense	—	99	—	1,025
Non-GAAP gross profit	$128,665	$109,927	$457,683	$409,157

Gross profit margin	78.9%	76.7%	78.5%	75.6%
Non-GAAP gross margin	80.2%	78.1%	80.0%	76.9%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Total operating expense	$121,963	$103,353	$456,269	$390,174
Stock-based compensation expense	(20,177)	(11,492)	(76,436)	(38,930)
Amortization	(8,828)	(4,433)	(27,510)	(18,357)
Gain on mark-to-market adjustment of contingent consideration	(329)	—	7,153	—
Restructuring expense	—	—	—	(4,028)
Non-GAAP operating expense	$92,629	$87,428	$359,476	$328,859

The following table provides a reconciliation of Billings to revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2022	2021	2022	2021
Revenue	$160,433	$140,797	$572,221	$532,179
Ending deferred revenue	144,460	106,032	144,460	106,032
Beginning deferred revenue	(116,540)	(84,428)	(106,032)	(95,079)
Deferred revenue acquired	(449)	(3,277)	(3,047)	(3,277)
Billings	$187,904	$159,124	$607,602	$539,855

The following tables provide our revenue, Billings and Adjusted EBITDA on a constant currency basis:

	(Unaudited)
	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$145.0	$8.5	$153.5	$122.4	18.5%	25.5%
Total revenue	$160.4	$9.3	$169.7	$140.8	13.9%	20.6%
Billings	$187.9	$8.2	$196.1	$159.1	18.1%	23.2%
Adjusted EBITDA	$38.7	$3.0	$41.7	$24.0	61.7%	73.9%

	(Unaudited)
	Twelve Months Ended December 31, 2022			Twelve Months Ended December 31, 2021	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$506.5	$27.0	$533.5	$453.7	11.6%	17.6%
Total revenue	$572.2	$29.5	$601.7	$532.2	7.5%	13.1%
Billings	$607.6	$32.0	$639.6	$539.9	12.5%	18.5%
Adjusted EBITDA	$108.6	$7.2	$115.8	$85.3	27.4%	35.8%

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending March 31, 2023		Year Ending December 31, 2023
(in thousands)	Low	High	Low	High
Net (loss) income	$(400)	$1,500	$(16,400)	$(6,700)
Stock-based compensation expense	20,700	20,700	82,800	82,800
Amortization of intangible assets	7,700	7,700	30,100	30,100
Non-cash interest expense	400	400	1,800	1,800
Impact of non-GAAP tax rate	(4,200)	(4,600)	(12,900)	(15,200)
Non-GAAP net income	$24,200	$25,700	$85,400	$92,800

The following table provides a reconciliation of projected Adjusted EBITDA to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending March 31, 2023		Year Ending December 31, 2023
(in thousands)	Low	High	Low	High
Net (loss) income	$(400)	$1,500	$(16,400)	$(6,700)
Income tax expense	4,300	4,400	17,100	17,400
Stock-based compensation expense	20,700	20,700	82,800	82,800
Interest (income) expense	(900)	(900)	(3,900)	(3,900)
Depreciation and amortization	10,300	10,300	40,400	40,400
Adjusted EBITDA	$34,000	$36,000	$120,000	$130,000

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2023
(in thousands)	Low	High
Net cash provided by operating activities	$118,000	$126,000
Capital expenditures	(10,000)	(10,000)
Free cash flow	$108,000	$116,000